SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Watts Water Technologies, Inc. (the “Company”) and Joseph T. Noonan entered into an indemnification agreement dated as of May 15, 2013 in connection with his election as a Director of the Company.

The indemnification agreement entered into between the Company and Mr. Noonan is the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.  The indemnification agreement provides indemnity, including the advancement of expenses, to the directors and certain officers of the Company against liabilities incurred in the performance of their duties to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1.                                      Second Amended and Restated 2004 Stock Incentive Plan

At the Company’s 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) held on Wednesday, May 15, 2013, the Company’s stockholders approved the Watts Water Technologies, Inc. Second Amended and Restated 2004 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan became effective upon approval by the Company’s stockholders.

The provisions of the Stock Incentive Plan are described in the proxy statement for the 2013Annual Meeting under “Proposal 4 - Approval of the Watts Water Technologies, Inc. Second Amended and Restated 2004 Stock Incentive Plan,” which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the Stock Incentive Plan is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

2.                                      Executive Incentive Bonus Plan

At the 2013 Annual Meeting, the Company’s stockholders approved the Watts Water Technologies, Inc. Executive Incentive Bonus Plan (the “Bonus Plan”). The Bonus Plan will be effective as of January 1, 2014.

The provisions of the Bonus Plan are described in the proxy statement for the 2013 Annual Meeting under “Proposal 3 - Approval of the Watts Water Technologies, Inc. Executive Incentive Bonus Plan,” which description is attached hereto as Exhibit 99.3 and incorporated herein by reference. The description of the Bonus Plan is qualified in its entirety by reference to the complete text of the Bonus Plan, a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting was held on Wednesday, May 15, 2013.

The results of the voting on the proposals considered at the 2013 Annual Meeting were as follows:

1.                                      Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company’s 2014 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Ayers	89,433,275	1,396,748	1,793,529
Bernard Baert	90,720,532	109,491	1,793,529
Kennett F. Burnes	90,717,022	113,001	1,793,529
Richard J. Cathcart	89,417,533	1,412,490	1,793,529
David J. Coghlan	90,722,512	107,511	1,793,529
W. Craig Kissel	89,433,058	1,396,965	1,793,529
John K. McGillicuddy	90,705,354	124,669	1,793,529
Joseph T. Noonan	90,715,178	114,845	1,793,529
Merilee Raines	90,771,991	58,032	1,793,529

2.                                      Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 were as follows:

Number of votes cast for the proposal:	92,350,508
Number of votes cast against the proposal:	257,528
Number of abstentions:	15,516
Number of broker non-votes:	0

3.                                      Approval of Executive Incentive Bonus Plan

The votes regarding the approval of the Company’s Executive Incentive Bonus Plan were as follows:

Number of votes cast for the proposal:	90,285,235
Number of votes cast against the proposal:	506,353
Number of abstentions:	38,435
Number of broker non-votes:	1,793,529

4.                                      Approval of Second Amended and Restated 2004 Stock Incentive Plan

The votes regarding the approval of the Second Amended and Restated 2004 Stock Incentive Plan were as follows:

Number of votes cast for the proposal:	80,893,525
Number of votes cast against the proposal:	9,899,250
Number of abstentions:	37,248
Number of broker non-votes:	1,793,529

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits.                               See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2013	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel

EXHIBIT INDEX

Exhibit No.	Title

99.1	Text of “Proposal 4 - Approval of the Watts Water Technologies, Inc. Second Amended and Restated 2004 Stock Incentive Plan” from the Company’s Proxy Statement for the 2013 Annual Meeting

99.2	Watts Water Technologies, Inc. Second Amended and Restated 2004 Stock Incentive Plan

99.3	Text of “Proposal 3 - Approval of the Watts Water Technologies, Inc. Executive Incentive Bonus Plan” from the Company’s Proxy Statement for the 2013 Annual Meeting

99.4	Watts Water Technologies, Inc. Executive Incentive Bonus Plan